Supplemental Information on Natural Gas Mineral Operations (Unaudited) - Schedule Of Costs Incurred in Natural Gas Mineral Property Acquisitions, Exploration and Development Activities (Details) - USD ($)
$ in Thousands
12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Acquisition costs:
Proved properties	$ 205,108	$ 17,402
Unproved properties	124,542	12,990
Total	$ 329,650	$ 30,392